June 16, 2017

SYMONS VALUE INSTITUTIONAL FUND (the “Fund”)

Supplement to the Prospectus dated March 30, 2017

The Fund has added the S&P 500 Value Index as a secondary index.

The Average Annual Total Returns Table in the Performance sub-section of the Prospectus is deleted and replaced as follows:

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
The Fund
Return Before Taxes	6.73%	7.73%	5.89%
Return After Taxes on Distributions	5.91%	6.07%	4.82%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	5.97%	4.65%
S&P 500 Index(1) (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%
S&P 500 Value Index(1) (reflects no deductions for fees, expenses or taxes)	17.40%	14.69%	5.50%
FTSE Russell 3000 Value Index(1) (reflects no deductions for fees, expenses or taxes)	18.40%	14.81%	5.76%

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(1)	Effective March 30, 2017, the Fund’s primary benchmark index was updated from the FTSE Russell 3000 Value Index to the S&P 500 Index, and on June 16, 2017, the Fund added the S&P 500 Value Index as a secondary index. The adviser has determined that the S&P indices more closely align with the investment strategies of the Fund. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Value Index measures the performance of the large-capitalization value sector in the U.S. equity market and is a subset of the S&P 500 Index. It consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics. The FTSE Russell 3000 Value Index is a market capitalization index made up of 3,000 of the largest U.S. stocks, and is comprised of the Russell 1000 Index (large cap) and the Russell 2000 index (small cap).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-679-6667, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.symonsfunds.com.